As filed with the Securities and Exchange Commission on March 13, 2020.
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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material under Section 240.14a-12


              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND


                                                                  March 13, 2020


Dear Shareholder:

As you know, the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") will hold its Annual Meeting of Shareholders on Thursday, March 26, 2020. Please be aware that an opportunist shareholder, Karpus Management, Inc., has submitted a non-binding shareholder proposal that has been included on the meeting agenda. The shareholder proposal requests the Board to consider a self-tender offer and possible liquidation of your Fund.

IT IS IMPORTANT TO SEND A STRONG MESSAGE TO KARPUS. If you have not already done so, please take a few minutes TODAY to vote your shares AGAINST the activist shareholder proposal submitted by Karpus Management, Inc. ("Karpus"), which THE BOARD OF TRUSTEES (THE "BOARD") UNANIMOUSLY OPPOSES. It is critical that you and your fellow shareholders send a strong message to Karpus that you support your Board and are AGAINST the shareholder proposal. Your vote really does matter. Please take a moment to sign, date and mail the enclosed proxy card in the envelope provided or vote by internet or telephone.

THE FUND HAS DELIVERED STRONG PERFORMANCE AND CONTINUES TO MEET ITS LONG-TERM GOALS. Your Fund has a history of strong performance and has successfully pursued its investment objectives. Below are a few highlights:

      o The Fund has delivered HIGHER TOTAL RETURNS on a market value and net asset value return basis compared to its benchmarks for EACH OF the trailing three month, year-to-date, twelve month, three year, and five year periods as of October 31, 2019;

      o For the trailing three month, year-to-date, twelve month, three year, and five year periods ended October 31, 2019, the Fund has also delivered HIGHER TOTAL RETURNS on a net asset value return basis against the Broadridge Peers, and has delivered HIGHER TOTAL RETURNS on a market value return basis against the Broadridge Peers for each of the trailing three month, year-to-date and twelve month periods;

      o On July 22, 2019, the Fund increased the distribution rate to shareholders; and

      o As of December 31, 2019, based on the Fund's Share price the Fund provided a current distribution rate of 8.26%.

YOUR BOARD AND MANAGEMENT STAND BY THE FUND. Your Board and the Fund's management stand by the Fund and will continue to operate the Fund in pursuit of its stated investment objectives - primarily seeking a high level of current income, with a secondary objective of seeking capital appreciation through investments in a diversified portfolio of securities in the world bond markets of investment grade and below-investment grade government and corporate debt securities. Your Board is keenly aware that a successful long-term strategy does NOT include potentially liquidating the Fund's holdings or your investment vehicle at fire sale prices and causing your Fund to bear additional expenses. Further, in order to open-end or liquidate the Fund, another proxy solicitation may be required, which could significantly drain your Fund's assets.

DO NOT PUT YOUR FUND AT RISK. YOUR BOARD WILL CONTINUE TO FIGHT FOR THE BEST INTERESTS OF THE FUND. HELP US PROTECT THE FUND AND YOUR INVESTMENT, AND VOTE AGAINST KARPUS' PROPOSAL.

If you have not already voted AGAINST Karpus' proposal, please sign, date, and mail the enclosed proxy card, or vote by telephone or through the Internet TODAY. If you have already voted against Karpus' proposal, you do not need to send in another proxy card. Your vote must be received before March 26, 2020 or it will not be counted. We are making progress against Karpus' proposal, which could significantly damage your Fund (if not destroy it outright), but we still need your vote.

Thank you for your continued support.


                             Sincerely,

                             FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

                             /s/ James A. Bowen

                             James A. Bowen
                             Chairman of the Board

BALLOT
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FIRST TRUST
                                       PROXY CARD
                                       SIGN, DATE AND VOTE ON THE REVERSE SIDE


YOUR VOTE IS IMPORTANT NO MATTER                PROXY VOTING OPTIONS
HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR PROXY VOTE TODAY!   1. MAIL your signed and voted proxy back in
                                        the postage paid envelope provided

                                     2. ONLINE at PROXYONLINE.COM using your
                                        proxy control number found below
SHAREHOLDER NAME
AND ADDRESS HERE                     3. By PHONE when you dial toll-free 1-888-
                                        227-9349 to reach an automated touchtone voting line

                                     4. By PHONE with a live operator when you
                                        call toll-free 1-800-713-9960 Monday
                                        through Friday 9 a.m. to 10 p.m.
                                        Eastern time

                                          CONTROL
PLEASE CAST YOUR PROXY VOTE TODAY!        NUMBER


           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
    PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2020
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned holder of shares of the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Kristi A. Maher, James M. Dykas, Donald P. Swade and Erin E. Klassman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at the Wheaton, Illinois offices of First Trust Advisors L.P., 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187, on March 26, 2020, at 12:00 noon Central Time, and any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated February 14, 2020, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof (including, but not limited to, any questions as to adjournments of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEE AS THE CLASS I TRUSTEE (PROPOSAL 1) AND AGAINST THE SHAREHOLDER PROPOSAL (PROPOSAL 2).


DO YOU HAVE QUESTIONS? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free 1-800-713-9960. REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU Monday through Friday 9 a.m. to
10 p.m. Eastern Time. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 26, 2020. The proxy statement of the Fund is available at: www.proxyonline.com/docs/firsttrustaberdeenglobaloppincomefund2020.pdf


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[PROXY ID NUMBER HERE]            [BAR CODE HERE]                   [CUSIP HERE]

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND                                                                       PROXY CARD


YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The                  _______________________________________________________
signer(s) acknowledges receipt of the Proxy Statement of the Fund.           SIGNATURE (AND TITLE IF APPLICABLE)                DATE
Your signature(s) on this Proxy should be exactly as your name(s)
appear on this Proxy (reverse side). If the shares are held jointly,
each holder should sign this Proxy. Attorneys-in-fact, executors,            _______________________________________________________
administrators, trustees or guardians should indicate the full title         SIGNATURE (IF HELD JOINTLY)                        DATE
and capacity in which they are signing.

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      IF YOU VOTE ONLINE OR BY PHONE, YOU NEED NOT RETURN THIS PROXY CARD.

 THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE
         VOTED FOR THE ELECTION OF THE LISTED NOMINEE IN PROPOSAL 1 AND
                AGAINST THE SHAREHOLDER PROPOSAL IN PROPOSAL 2.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.
                                                         Example: (black circle)


 THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE ELECTION OF THE LISTED NOMINEE
    IN PROPOSAL 1 AND A VOTE AGAINST THE SHAREHOLDER PROPOSAL IN PROPOSAL 2.


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                                                               FOR         WITHHOLD
---------------------------------------------------------------------------------------------------------
THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR
THE ELECTION OF THE CLASS I NOMINEE LISTED BELOW
FOR A THREE-YEAR TERM.

   1  ELECTION OF ONE CLASS I TRUSTEE.
           01. Robert F. Keith                            (white circle) (white circle)



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                                                               FOR          AGAINST          ABSTAIN
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THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
AGAINST PROPOSAL 2 BELOW.

   2  IF PROPERLY PRESENTED AT THE MEETING, A             (white circle) (white circle)   (white circle)
      SHAREHOLDER PROPOSAL REGARDING THE
      AUTHORIZATION OF A SELF-TENDER OFFER
      FOR ALL OUTSTANDING SHARES OF THE FUND.



                              THANK YOU FOR VOTING


[PROXY ID NUMBER HERE]            [BAR CODE HERE]                   [CUSIP HERE]